THE APPLETON GROUP FUND
THE APPLETON GROUP PLUS FUND
Series of Trust for Professional Managers
Supplement to Prospectus Dated May 2, 2005

The investment advisor to The Appleton Group Fund (the “Fund”) and the Board of Trustees of Trust for Professional Managers have determined to terminate the Fund. As a result of the decision to close the Fund, effective at the date of this Supplement, the Fund will be closed to new purchases.

After the Fund is closed to new investments, you will be permitted to redeem your shares of the Fund, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets on November 30, 2005.

If the Fund has not received your redemption request or other instruction by November 30, 2005, your shares will be redeemed on November 30, 2005, and you will receive a check representing your proportionate interest in the net assets of the Fund as of the close of business on November 30, 2005, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed proceeds may not be subject to current income taxation. You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of this redemption relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 1-866-993-7767.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is November 22, 2005.